Exhibit 10.1
EXECUTION VERSION
SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of March 27, 2009, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (“Borrower”), certain Subsidiaries of Borrower, as Guarantors, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”).
WITNESSETH:
     WHEREAS, Borrower, Guarantors, Administrative Agent and the Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of October 25, 2006 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated March 12, 2007, as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of March 26, 2007, as further amended by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of October 22, 2007, as further amended by that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of March 31, 2008, as further amended by that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of October 21, 2008, as further amended by that certain Sixth Amendment to Third Amended and Restated Credit Agreement dated as of December 11, 2008, and as further amended, modified and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders made a revolving credit facility available to Borrower; and
     WHEREAS, Borrower has requested that Administrative Agent and the Lenders amend the Credit Agreement to permit the Borrower to incur additional unsecured Indebtedness and for certain other purposes as provided herein, and Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:
     1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings ascribed to such terms in the Credit Agreement.
     2. Amendments to Credit Agreement.
     2.1 Additional Definition. Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definition in appropriate alphabetical order:
     “Seventh Amendment Effective Date” means March 27, 2009.
     2.2 Amended Definitions. The following definitions set forth in Section 1.01 of the Credit Agreement shall be and they hereby are amended in their respective entireties to read as follows:
SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

     “Senior Subordinated Notes” means (i) the 7 3/8% Senior Subordinated Notes due 2013, issued pursuant to the Indenture, (ii) the 6 3/8% Senior Subordinated Notes due 2015, issued pursuant to the Indenture, (iii) the 7 1/2% Senior Subordinated Notes due 2016, issued pursuant to the Indenture, (vi) the 7 1/2% Senior Subordinated Notes due 2017, issued pursuant to the Indenture, (v) the 7 1/4% Senior Subordinated Notes due 2018, issued pursuant to the Indenture, and (vi) additional senior unsecured subordinated notes issued after the Seventh Amendment Effective Date and prior to October 15, 2009; provided that (a) the terms of such Senior Subordinated Notes do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is six months after the Maturity Date, (b) the covenant, default and remedy provisions of such Senior Subordinated Notes are substantially on the same terms and conditions as the Indenture or are not materially more restrictive, taken as a whole, than those set forth in this Agreement, (c) the mandatory prepayment, repurchase and redemption provisions of such Senior Subordinated Notes are substantially on the same terms and conditions as the Indenture or are not materially more onerous or expansive in scope, taken as a whole, than those set forth in this Agreement, and (d) the subordination provisions set forth in such Senior Subordinated Notes are at least as favorable to the Secured Parties as the subordination provisions set forth in the Indenture.
     “Senior Unsecured Notes” means senior unsecured notes issued after the Seventh Amendment Effective Date and prior to October 15, 2009; provided that (i) the terms of such Senior Unsecured Notes do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is six months after the Maturity Date, (ii) the covenant, default and remedy provisions of such Senior Unsecured Notes are substantially on the same terms and conditions as the Indenture (without giving effect to the subordination provisions) or are not materially more restrictive, taken as a whole, than those set forth in this Agreement and (iii) the mandatory prepayment, repurchase and redemption provisions of such Senior Unsecured Notes are substantially on the same terms and conditions as the Indenture (without giving effect to the subordination provisions) or are not materially more onerous or expansive in scope, taken as a whole, than those set forth in this Agreement.
     2.3 Letters of Credit. Section 2.07(b) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic
SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $100,000,000 and (ii) the Aggregate Credit Exposure shall not exceed the Aggregate Commitment. Notwithstanding the foregoing, the Issuing Bank shall not at any time be obligated to issue, amend, renew or extend any Letter of Credit if any Lender is at such time a Defaulting Lender hereunder, unless (x) the Borrower cash collateralizes such Defaulting Lender’s portion of the total LC Exposure (calculated after giving effect to the issuance, amendment, renewal or extension of such Letter of Credit) in accordance with the procedures set forth in Section 2.07(j) or (y) the Issuing Bank has entered into arrangements satisfactory to the Issuing Bank in its sole discretion with the Borrower or such Defaulting Lender to eliminate the Issuing Bank’s risk with respect to such Defaulting Lender’s portion of the total LC Exposure.
     2.4 Notices. Clauses (i) and (ii) of Section 11.01(a) of the Credit Agreement shall be and they hereby are amended in their respective entireties to read as follows:
     (i) if to the Borrower, to Range Resources Corporation, 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102, Attention: Roger Manny, Chief Financial Officer, Telecopy No. (817) 810-1921, with a copy to Range Resources Corporation, 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102, Attention: David Poole, General Counsel, Telecopy No. (817) 869-9154. For purposes of delivering the documents pursuant to Section 6.01(a), Section 6.01(b) and Section 6.01(d), the website address is www.rangeresources.com;
     (ii) if to the Administrative Agent or Issuing Bank, to JPMorgan Chase Bank, N.A., JPMorgan Loan Services, 10 South Dearborn St., 19th Floor, Chicago, Illinois 60603-2003, Telecopy No.: (312) 385-7098, Attention: Margaret Mamani (margaret.m.mamani@jpmchase.com), with a copy to JPMorgan Chase Bank, N.A., Mail Code TX1-2911, 2200 Ross Avenue, 3rd Floor, Dallas, Texas 75201, Facsimile No. (214) 965-3280, Attention: Kimberly A. Coil, Senior Vice President (kimberly.a.coil@jpmorgan.com); and
SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

     3. Reaffirmation of Borrowing Base and Aggregate Commitment. This Amendment shall constitute a notice of reaffirmation of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement and Administrative Agent hereby notifies Borrower that, as of the Seventh Amendment Effective Date, the Borrowing Base shall continue to be $1,500,000,000 until the next redetermination of the Borrowing Base pursuant to Article III of the Credit Agreement. Additionally, notwithstanding anything to the contrary contained in the Credit Agreement, effective as of the Seventh Amendment Effective Date, the Aggregate Commitment shall continue to be $1,250,000,000.
     4. Binding Effect. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower, the Guarantors and the Lenders.
     5. Seventh Amendment Effective Date. This Amendment (including the amendments to the Credit Agreement contained in Section 2 of this Amendment) shall be effective upon the satisfaction of the conditions precedent set forth in Section 6 hereof.
     6. Conditions Precedent. The obligations of Administrative Agent and the Lenders under this Amendment shall be subject to the following conditions precedent:
          (a) Execution and Delivery. Borrower, each Guarantor, and the Lenders (or at least the required percentage thereof) shall have executed and delivered this Amendment and each other required document to Administrative Agent, all in form and substance satisfactory to the Administrative Agent.
          (b) No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.
          (c) Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
     7. Representations and Warranties. Each Credit Party hereby represents and warrants that (a) except to the extent that any such representations and warranties expressly relate to an earlier date, all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, (b) the execution, delivery and performance by such Credit Party of this Amendment have been duly authorized by all necessary corporate, limited liability
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AND RESTATED CREDIT AGREEMENT

company or partnership action required on its part, and this Amendment and the Credit Agreement are the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as their enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, and (c) no Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.
     8. Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.
     9. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     10. Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
     11. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT AND TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.
     12. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of Texas.
     13. Guarantors. The Guarantors hereby consent to the execution of this Amendment by the Borrower and reaffirm their guaranties of all of the obligations of the Borrower to the Lenders. Borrower and Guarantors acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower and Guarantors each confirm and agree that (a) neither the execution of this Amendment or any other Loan Document nor the
SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and the Guarantors under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Credit Agreement the due and punctual payment and performance of any and all amounts and obligations owed to the Lenders under the Credit Agreement or the other Loan Documents.
[Signature Page Follows]
SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

     IN WITNESS WHEREOF, the parties have caused this Amendment to the Credit Agreement to be duly executed as of the date first above written.

BORROWER: RANGE RESOURCES CORPORATION
By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President

GUARANTORS:

AMERICAN ENERGY SYSTEMS, LLC
MOUNTAIN FRONT PARTNERS, LLC
RANGE ENERGY I, INC.
RANGE ENERGY SERVICES COMPANY
RANGE HOLDCO, INC.
RANGE OPERATING NEW MEXICO, INC.
RANGE OPERATING TEXAS, LLC
RANGE PRODUCTION COMPANY
RANGE RESOURCES — PINE MOUNTAIN, INC.

By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President
of all of the foregoing Grantors

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

RANGE RESOURCES — APPALACHIA, LLC (f/k/a Great Lakes Energy Partners, L.L.C.)
By:	RANGE HOLDCO, INC., Its member RANGE ENERGY I, INC., Its member

By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President
of each of the foregoing members

RANGE RESOURCES — MIDCONTINENT, LLC (f/k/a Range Resources, L.L.C.)
By:	RANGE HOLDCO, INC., Its member

By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President

RANGE TEXAS PRODUCTION, LLC
By:	Range Energy I, Inc., Its Member

By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President

REVC HOLDCO, LLC
By:	Range Resources Corporation, Its member

By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

JPMORGAN CHASE BANK, N.A., (successor by merger to Bank One, N.A. (Illinois)), as Administrative Agent and a Lender
By:	/s/ Kimberly A. Coil
Kimberly A. Coil, Senior Vice President

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

CALYON NEW YORK BRANCH, as a Syndicated Agent and a Lender
By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Managing Director

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

COMPASS BANK, as a Lender
By:	/s/ Dorothy Marchand
	Name:	Dorothy Marchand
	Title:	Senior Vice President

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF AMERICA, N.A., as a Documentation Agent and a Lender
By:	/s/ Stephen J. Hoffman
	Name:	Stephen J. Hoffman
	Title:	Managing Director

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

FORTIS CAPITAL CORP., as a Documentation Agent and a Lender
By:	/s/ Michele Jones
	Name:	Michele Jones
	Title:	Director

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

NATIXIS (formerly Natexis Banques Populaires), as a Lender
By:	/s/ Donovan Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

By:	/s/ Liana Tchernysheva
	Name:	Liana Tchernysheva
	Title:	Director

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

COMERICA BANK, as a Lender
By:	/s/ Rebecca L. Wilson
	Name:	Rebecca L. Wilson
	Title:	Assistant Vice President

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

CAPITAL ONE, N.A. (f/k/a Hibernia National Bank), as a Lender
By:	/s/ Nancy M. Mak
	Name:	Nancy M. Mak
	Title:	Vice President

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

AMEGY BANK N.A. (f/k/a Southwest Bank of Texas N.A.), as a Lender
By:	/s/ W. Bryan Chapman
	Name:	W. Bryan Chapman
	Title:	Senior Vice President

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BMO CAPITAL MARKETS FINANCING, INC. (f/k/a HARRIS NESBITT FINANCING, INC.), as a Syndication Agent and a Lender
By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

KEY BANK, as a Lender
By:	/s/ Angela McCracken
	Name:	Angela McCracken
	Title:	SVP

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Shannan Townsend
	Name:	Shannan Townsend
	Title:	Director

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Sean Murphy
	Name:	Sean Murphy
	Title:	Senior Vice President

By:	/s/ Alison Fuqua
	Name:	Alison Fuqua
	Title:	Assistant Vice President

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ David G. Mills
	Name:	David G. Mills
	Title:	Managing Director

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

THE FROST NATIONAL BANK, as a Lender
By:	/s/ Alex Zemkoski
	Name:	Alex Zemkoski
	Title:	Vice President

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

CITIBANK, N.A., as a Lender
By:	/s/ Amy Rincu
	Name:	Amy Rincu
	Title:	Vice President

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

CREDIT SUISSE, Cayman Islands Branch, as a Lender
By:	/s/ Vanessa Gomez
	Name:	Vanessa Gomez
	Title:	Director

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Vice President

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

SUNTRUST BANK, as a Lender
By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Director

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

SOCIÉTÉ GÉNÉRALE, as a Lender
By:	/s/ Elena Robciuc
	Name:	Elena Robciuc
	Title:	Director

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Vice President

By:	/s/ Michael Meagher
	Name:	Michael Meagher
	Title:	Vice President

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

STERLING BANK, as a Lender
By:	/s/ Jeff A. Forbis
	Name:	Jeff A. Forbis
	Title:	Senior Vice President

SEVENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BARCLAYS BANK PLC, as a Lender
By:	/s/ Maria Lund
	Name:	Maria Lund
	Title:	Vice President

SIXTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

SIXTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF TEXAS, N.A., as a Lender
By:	/s/ Jeff Olmstead
	Name:	Jeff Olmstead
	Title:	Assistant Vice President

SIXTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page